UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2023

NRG ENERGY, INC.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-15891 (Commission File Number)	41-1724239 (IRS Employer Identification No.)

910 Louisiana Street Houston Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

(713) 537-3000
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01	NRG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

On May 31, 2023 NRG Energy, Inc.’s (“NRG”) wholly owned subsidiaries Texas Genco GP, LLC and Texas Genco LP, LLC (the “NRG Sellers”) entered into an Equity Purchase Agreement (the “Purchase Agreement”) with Constellation Energy Generation, LLC (“Constellation”) a wholly owned subsidiary of Constellation Energy Corporation, pursuant to which the NRG Sellers agreed to sell to Constellation one hundred percent (100%) of the outstanding general and limited partnership interests in NRG South Texas, LP (the “Transaction”).

NRG South Texas, LP owns a forty four percent (44%) undivided interest in the nuclear powered generation facility known as the South Texas Project located in Matagorda County, Texas.

Consideration

Subject to the terms and conditions of the Purchase Agreement, the Sellers have agreed to sell to Constellation all of the outstanding partnership interests of NRG South Texas, LP for an aggregate base purchase price, payable in United States funds, of one billion and seven hundred fifty million dollars ($1,750,000,000), subject to adjustments for prepaid amounts and receivable amounts as of the date of the consummation of the Transaction (the “Closing”).

Representations and Warranties and Covenants

The Purchase Agreement contains customary representations and warranties by the NRG Sellers and Constellation.  The representations and warranties of each party set forth in the Purchase Agreement have been made solely for the benefit of the other parties to the Purchase Agreement, and such representations and warranties should not be relied on by any other person.  In addition, such representations and warranties (a) have been qualified by disclosure schedules that the parties have delivered in connection with the execution of the Purchase Agreement, (b) are subject to the materiality standards set forth in the Purchase Agreement, which may differ from what may be viewed as material by investors, (c) in certain cases, were made as of a specific date, and (d) may have been used for purposes of allocating risk between the respective parties rather than establishing matters of fact.  Accordingly, no person should rely on the representations and warranties as characterizations of the actual state of facts.  Moreover, information concerning the subject matter of the representations and warranties may change after the date of the execution of the Purchase Agreement.

Between the date of the Purchase Agreement and the Closing, subject to certain exceptions, the NRG Sellers have agreed to operate the Company in the ordinary course of business consistent with laws and permits and past practice and to use commercially reasonable efforts to preserve, maintain and protect the assets and business of the Company.

Conditions to Closing and Deliverables

The Transaction is subject to various conditions to Closing, including: (a) the accuracy of the representations and warranties of each party at the time of Closing, (b) compliance by each party with its respective covenants under the Purchase Agreement, (c) the absence of any law or order prohibiting the Closing, (d) receipt of certain regulatory approvals, as necessary, by the United States Nuclear Regulatory Commission, under the Hart Scott Rodino Antitrust Improvements Act of 1976 and by Public Utility Commission of Texas, and (e) the absence of a material adverse effect with respect to the Company or its assets, as well as other customary closing conditions.  The Transaction is expected to close by the end of 2023.

In connection with the closing of the Transaction, certain NRG affiliates and Constellation will enter into additional ancillary agreements regarding transfer of scheduling responsibility for the generation output for the Company after closing.  In addition, NRG has executed and delivered a parent guaranty in favor of Constellation with respect to obligations of the NRG Sellers in connection with the Transaction.

Indemnification and Termination

Both the NRG Sellers and Constellation have agreed, subject to certain limitations of liability and to indemnify the other party for losses arising from certain breaches of the Purchase Agreement.  In addition, the NRG Sellers have agreed to indemnify Constellation for liabilities related to certain certain ongoing actions or proceedings, among other things.

The Purchase Agreement contains certain customary termination rights for each of the NRG Sellers and Constellation, including among other things, that either party may terminate the Purchase Agreement if (a) the parties mutually agree in writing, (b) the closing has not occurred on or before fifteen (15) months after the date of the Purchase Agreement, subject to certain exceptions, or (c) the other party has incurably breached a representation, warranty, covenant or agreement contained in the Purchase Agreement resulting in a failure of a condition set forth in the Purchase Agreement.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Purchase Agreement. A copy of the Purchase Agreement is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Information

Certain of the statements included in this Current Report on Form 8-K constitute “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995.  In particular, they include statements relating to the satisfaction or waiver of the conditions necessary for NRG to complete the Transaction, as well as the anticipated timing of the closing of the Transaction.  These forward-looking statements are subject to a variety of risks and uncertainties.  Such risks and uncertainties include, but are not limited to, the possibility that the closing conditions to the Transaction may not be satisfied or waived in a timely manner or at all, including that a governmental entity may prohibit, delay or refuse to grant a necessary regulatory approval, as well as factors described from time to time in NRG’s reports filed with the SEC.  Consequently, actual results and experience may materially differ from those contained in any forward-looking statements.  NRG makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances occurring or existing after the date any forward-looking statement is made.

Item 7.01.	Other Events.

On June 1, 2023, the Company issued a press release announcing the execution of the Equity Purchase Agreement. A copy of the press release is attached as Exhibit 99.1 to this Current Report and is incorporated by reference into this Item 7.01.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

2.1	Equity Purchase Agreement, dated May 31, 2023, made by and among Constellation Energy Generation, LLC, a Pennsylvania limited liability company, Texas Genco GP, LLC a Texas limited liability company, Texas Genco LP, LLC, a Delaware limited liability company
99.1	Press release dated June 1, 2023

104	Cover Page Interactive Date File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NRG Energy, Inc.
(Registrant)

By:	/s/ Christine A. Zoino
Name:	Christine A. Zoino
Title:	Corporate Secretary

June 1, 2023